                                                                    EXHIBIT 10.8

                         STANDARD OFFICE LEASE - GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

     1.   Basic Lease Provisions ("Basic Lease Provisions").
          -------------------------------------------------

          1.1   Parties: This Lease, dated, for reference purposes only, March
                -------
10, 1991, is made by and between South Bay/Latham, a California Limited Partnership (herein called "Lessor") and Rambus Inc., a California corporation doing business under the name of Rambus (herein called "Lessee").

          1.2   Premises: Suite Number(s) 300, 3rd floor, consisting of
                --------
approximately 14,725 square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

          1.3   Building: Commonly described as being located at 2465 Latham
                --------
Street, in the City of Mountain View, Country of Santa Clara, State of California, as more particularly described in Exhibit A hereto, and as defined in paragraph 2.

          1.4   Use:  General office, subject to paragraph 6.
                ---

          1.5   Term: Three (3) years commencing July 1, 1991 ("Commencement
                ----
Date") and ending June 30, 1994, as defined in paragraph 3.

          1.6   Base Rent: (See Paragraph 50) per month, payable on the 1st day
                ---------
of each month, per paragraph 4.1.

          1.7   Base Rent Increase: On (see Paragraph 50) the monthly Base Rent
                ------------------
payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

          1.8   Rent Paid Upon Execution: Twenty-Five Thousand Seven Hundred
                ------------------------
Sixty-Nine & 00/100 Dollars for the first month ($25,769.00).

          1.9   Security Deposit: Twenty Six Thousand Five Hundred Five Dollars
                ----------------
($26,505.00).

          1.10  Lessee's Share of Operating Expense Increase: 33.9% as defined
                --------------------------------------------
in paragraph 4.2.

     2.   Premises, Parking and Common Areas.
          ----------------------------------

          2.1   Premises: The Premises are a portion of a building, herein
                --------
sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

          2.2   Vehicle Parking: So long as Lessee is not in default, and
                ---------------
subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to use 50 parking spaces in the Office Building Project. See paragraph 60

                2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicles involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

          2.3   Common Areas--Definition. The term "Common Areas" is defined as
                ------------------------
all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, parkways, ramps, driveways, landscaped areas and decorative walls.

          2.4   Common Areas--Rules and Regulations. Lessee agrees to abide by
                -----------------------------------
and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

          2.5   Common Areas--Changes. Lessor shall have the right, in Lessor's
                ---------------------
sole discretion, from time to time: See paragraph 60

                (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways, provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

                (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

                (d) To add additional buildings and improvements to the Common Areas;

                (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

                (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

     3.   Term.  See paragraph 55
          ----

          3.1   Term. The term and Commencement Date of this Lease shall be as
                ----
specified in paragraph 1.5 of the Basic Lease Provisions.

          3.2   Delay in Possession. Notwithstanding said Commencement Date, if
                -------------------
for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extent the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lesser within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten
(10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

                3.2.1   Possession Tendered--Defined. Possession of the Premises
                        ----------------------------
shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the

Premises, (3) Lessee has reasonable access to the Premises, (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph 3.2.1, and
(5) Lessor has obtained all required approvals and permits for legal occupancy.

                3.2.2   Delays Caused by Lessee. There shall be no abatement of
                        -----------------------
rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

          3.3   Early Possession. Subject to paragraph 53, if Lessee occupies
                ----------------
the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

          3.4   Uncertain Commencement. In the event commencement of the Lease
                ----------------------
term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

     4.   Rent.
          ----

          4.1   Base Rent. Subject to adjustment as hereinafter provided in
                ---------
paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.6 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

          4.2   Operating Expense Increases. Lessee shall pay to Lessor during
                ---------------------------
the term hereof. In addition to the Base Rent, Lessee's Shares, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

                (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

                (b) "Base Year" is defined as the first year of the Lease term. See paragraph 58.

                (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

                (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for: See paragraph 57, paragraph 62

                     (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                            (aa)  The Common Areas, including their surfaces,
coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                            (bb)  All heating, air conditioning, plumbing,
electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                     (ii)  Trash disposal, janitorial and security services;

                     (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                     (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                     (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

                     (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                     (vii) Labor, salaries and applicable fringe benefits and costs, materials, suppliers and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

                     (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation hereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

                     (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

                (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

                (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

                (g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operation Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year if Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement. Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

     5.   Security Deposit. Lessee shall deposit with Lessor upon execution
          ----------------
hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all of any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to keep said security deposit separate from its general accounts if Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

     6.   Use.
          ---

          6.1   Use. The Premises shall be used and occupied only for the
                ---
purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

          6.2   Compliance with Law.
                -------------------

                (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

                (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating to any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

          6.3   Condition of Premises.
                ---------------------

                (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

                (b) Subject to paragraph 53 and except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

     7.   Maintenance, Repairs, Alterations and Common Area Services.
          ----------------------------------------------------------

          7.1   Lessor's Obligations. Lessor shall keep the Office Building
                --------------------
Project, including the Premises, interior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

          7.2   Lessee's Obligations.
                --------------------

                (a) Notwithstanding Lessor's obligations to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

                (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operating condition.

          7.3   Alterations and Additions.  See paragraph 56
                -------------------------

                (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alternations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the terms of this Lease, require that Lessee remove any part or all of the same.

                (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

                (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

                (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require Lessee shall furnish to lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premise, the Building and the Office Building Project free from the effect to such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

                (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

          7.4   Utility Additions. Lessor reserves the right to install new or
                -----------------
additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

     8.   Insurance; Indemnity.  See paragraph 57, paragraph 59.
          --------------------

          8.1   Liability Insurance - Lessee. Lessee shall, at Lessee's expense,
                ----------------------------
obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Board Form General Liability

Endorsement (GLO404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

          8.2   Liability Insurance - Lessor. Lessor shall, at Lessee's expense,
                ----------------------------
obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

          8.3   Property Insurance - Lessee. Lessee shall, at Lessee's expense,
                ---------------------------
obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

          8.4   Property Insurance--Lessor. Lessor shall obtain and keep in
                --------------------------
force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing insurance Services Office standard form, or equivalent providing protection against all perils included within the classification of firm, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a Line on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor which insurance shall so cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraph 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

          8.5   Insurance Policies. Lessee shall deliver to lessor copies of
                ------------------
liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

          8.6   Waiver of Subrogation. Lessee and Lessor each hereby release and
                ---------------------
relieve the other and waive their entire right of recovery against the other for direct or consequential loss or damage arising out of or incident to the perils actually or required by the Lease to be covered by property insurance carried by such party, whether due to negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

          8.7   Indemnity. Lessee shall indemnify and hold harmless Lessor and
                ---------
its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach of default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees, and from and against all costs, attorney's fees, expenses and liability incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case an action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid on such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

          8.8   Exemption of Lessor from Liability. Lessee hereby agrees that
                ----------------------------------
Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or another person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or of other equipment fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the

Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

          8.9   No Representation of Adequate Coverage. Lessor makes no
                --------------------------------------
representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

     9.   Damage or Destruction.  See paragraph 63
          ---------------------

          9.1   Definitions.
                -----------

                (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

                (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

                (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

                (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

                (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

                (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee expense.

          9.2   Premises Damage; Premises Building Partial Damage.
                -------------------------------------------------

                (a)  Insured Loss. Subject to the provisions of paragraphs 9.4
                     ------------
and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage then Lessor shall, as soon as reasonably possible and to the extent the required material and labor are readily available through usual commercial channels, at Lessor's expense repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

                (b)  Uninsured Loss. Subject to the provisions of paragraphs 9.4
                     --------------
and 9.5, if at any time during the terms of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

          9.3   Premises Building Total Destruction; Office Building Project
                ------------------------------------------------------------
Total Destruction. Subject to the provision of paragraph 9.4 and 9.5, if at any
-----------------
time during the terms of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classification of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) given written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

          9.4   Damage Near End of Term.
                -----------------------

                (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extent or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) days period notwithstanding any term or provision in the grant of option to the contrary.

          9.5   Abatement of Rent; Lessee's Remedies.
                ------------------------------------

                (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have not claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

                (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

          9.6   Termination--Advance Payments. Upon termination of this Lease
                -----------------------------
pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

          9.7   Waiver. Lessor and Lessee waive the provisions of any statute
                ------
which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

     10.  Real Property Taxes.
          -------------------

          10.1  Payment of Taxes. Lessor shall pay the real property tax, as
                ----------------
defined in paragraph 10.3., applicable to the Office Building Project subject to reimbursement by Lessee of

Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

          10.2  Additional Improvements. Lessee shall not be responsible for
                -----------------------
paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvement placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

          10.3  Definition of "Real Property Tax." As used herein, the term
                --------------------------------
"real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, level or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or any portion thereof, as against Lessor's right to rent or other income therefrom, as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which has hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfer hereof.

          10.4  Joint Assessment. If the improvements or property, the taxes for
                ----------------
which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion to that tax shall be equitable determined by Lessor from the respect valuations assigned in the assessor's work sheets or such other information (which may including the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

          10.5  Personal Property Taxes.
                -----------------------

                (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

                (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     11.  Utilities.
          ---------

          11.1  Services Provided by Lessor. Lessor shall provide heating,
                ---------------------------
ventilation, air conditioning, and janitorial services as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tube and ballasts for standard overhead fixtures.

          11.2  Services Exclusive to Lessee. Lessee shall pay for all water,
                ----------------------------
gas, heat, light power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises. Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

          11.3  Hours of Services. Said services and utilities and services
                -----------------
required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof. Accepted business hours are 7:00 am to 6:00 pm, Monday through Friday.

          11.4  Excess Usage by Lessee. Lessee shall not make connection to the
                ----------------------
utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

          11.5  Interruptions. There shall be no abatement of rent and Lessor
                -------------
shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

     12.  Assignment and Subletting.
          -------------------------

          12.1  Lessor's Consent Required. Lessee shall not voluntarily or by
                -------------------------
operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation (unless such stock is publicly traded), or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

          12.2  Lessee Affiliate. Notwithstanding the provisions of
                ----------------
paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate;" provided that before such assignment shall be effective,
(a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease.

          12.3  Terms and Conditions Applicable to Assignment and Subletting.
                ------------------------------------------------------------

                (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

                (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

                (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this lease.

                (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease;

however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increase the obligations of the Lessee or sublessee under this Lease or such sublease.

                (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublease, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by the Lessor or Lessee.

                (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

          12.4  Additional Terms and Conditions Applicable to Subletting.
                --------------------------------------------------------
Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur (and after the expiration of any applicable cure period) in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublease, be deemed liable to the sublessee for any failure of lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary, Lessee shall have no right or claim against said sublessee for any such rents so paid by said sublease to Lessor.

                (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                (c) In the event Lessee shall default in the performance of its obligations under this Lease. Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease, provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                (d) No sublease shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

          12.5  Lessor's Expenses. In the event Lessee shall assign or sublet
                -----------------
the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees.

          12.6  Conditions to Consent. Lessor reserves the right to condition
                ---------------------
any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee's and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be, in Lessor's reasonable judgement, financially capable of complying with the terms of such assignment or subletting.

     13.  Default; Remedies.
          -----------------

          13.1  Default. The occurrence of any one or more of the following
                -------
events shall constitute a material default of this Lease by Lessee:

                (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises fora continuous period of sixty (60) days or more, whether or not the rent is paid.

                (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraph 73(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material defaults without the necessity of any notice by Lessor to Lessee thereof.

                (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee, provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by laws, such thirty (30) days notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located in the Premises or of Lessee's interest in this Lease, whether possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

                (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

          13.2  Remedies. In the event of any material default or breach of this
                --------
Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

                (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of relating, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid, the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee provides could be reasonably avoided, that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

                (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

          13.3  Default by Lessor. Lessor shall not be in default unless Lessor
                -----------------
fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation, provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

          13.4  Late Charges. Lessee hereby acknowledges that late payment by
                ------------
Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee with five (5) days after written notice that such amount shall be due then. Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     14.  Condemnation. If the Premises or any portion thereof or the Office
          ------------
Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

     15.  [DELETED]

     16.  Estoppel Certificate.
          --------------------

          (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

          (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be presented by the requesting party,
(ii) there are no uncured defaults in the requesting party's performance, and
(iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

          (c) If Lessee desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

     17.  Lessor's Liability. The term "Lessor" as used herein shall mean only
          ------------------
the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     18.  Severability. The invalidity of any provision of this Lease as
          ------------
determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     19.  Interest on Past-due Obligations. Except as expressly herein provided,
          --------------------------------
any amount due to Lessor not paid within ten (10) days after written notice that such amount is due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

     20.  Time of Essence. Time is of the essence with respect to the
          ---------------
obligations to be performed under this Lease.

     21.  Additional Rent. All monetary obligations of Lessee to Lessor under
          ---------------
the terms of this Lease, including but not limited to Lessee's Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

     22.  Incorporation of Prior Agreements; Amendments. This Lease contains all
          ---------------------------------------------
agreement of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

     23.  Notices. Any notice required or permitted to be given hereunder shall
          -------
be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

     24.  Waivers. No waiver by Lessor or Lessee of any provision hereof shall
          -------
be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee or Lessor of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

     25.  Recording. Either Lessor or Lessee shall, upon request of the other,
          ---------
execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

     26.  Holding Over. If Lessee, with Lessor's consent, remains in possession
          ------------
of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be one hundred fifty percent (150%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

     27.  Cumulative Remedies. No remedy or election hereunder shall be deemed
          -------------------
exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     28.  Covenants and Conditions. Each provision of this Lease performable by
          ------------------------
Lessee shall be deemed both a covenant and a condition.

     29.  Binding Effect; Choice of Law. Subject to any provisions hereof
          -----------------------------
restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17 this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

     30.  Subordination.
          -------------

          (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option. Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

     31.  Attorneys' Fees.
          ---------------

          31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

          31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

          31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

     32.  Lessor's Access.  See paragraph 64
          ---------------

          32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purposes of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

          32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

          32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes; and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

     33.  Auctions. Lessee shall not conduct, nor permit to be conducted, either
          --------
voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

     34.  Signs. Lessee shall not place any sign upon the Premises or the Office
          -----
Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project. See paragraph 65

     35.  Merger. The voluntary or other surrender of this Lease by Lessee, or a
          ------
mutual cancellation thereof, or a termination by Lessor, shall not work merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     36.  Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof,
          --------
wherever in this Lease the consent of one party is required to an act of the other party such consent shall be not unreasonably withheld or delayed.

     37.  Guarantor. In the event that there is a guarantor of this Lease, said
          ---------
guarantor shall have the same obligations as Lessee under this Lease.

     38.  Quiet Possession. Upon Lessee paying the rent for the Premises and
          ----------------
observing and performing all of the covenants, conditions and provisions of Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

     39.  Options.
          -------

          39.1  Definitions. As used in this paragraph the word "Option" has the
                -----------
following meaning: (1) the right or option to extend the term of this Lease to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor.

          39.2  Options Personal. Each Option granted to Lessee in this Lease is
                ----------------
personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease or to an assignee or sublessee permitted by paragraph 12. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

          39.3  Multiple Options. In the event that Lessee has any multiple
                ----------------
options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

          39.4  Effect of Default on Options.
                ----------------------------

                (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after written notice of a monetary obligation to Lessor is due from Lessee and unpaid and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 1 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee is in default of any of the terms, covenants or conditions of this Lease and Lessee is not diligently prosecuting the cure of such default.

                (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

                (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's duty and timely exercise of the Option, if after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due, or
(ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee is otherwise in default of any of the terms, covenants and conditions of this Lease.

     40.  Security Measures--Lessor's Reservations.
          ----------------------------------------

          40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

          40.2  Lessor shall have the following rights:

                (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

                (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

                (c) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings of the Office Building Project or on pole signs in the Common Areas;

                (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings on the Office Building Project or on pole signs in the Common Areas.

          40.3  Lessee shall not:

                (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business without Lessor's consent which shall not be unreasonably withheld;

                (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

     41.  Enhancements.
          ------------

          41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

          41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessors.

     42.  Performance Under Protest. If at any time a dispute shall arise as to
          -------------------------
any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum if it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as if it was not legally required to pay under the provisions of this Lease.

     43.  Authority.  If Lessee is a corporation, trust, or general or limited
          ---------
 partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

     44.  Conflict.  Any conflict between the printed provisions, Exhibits or
          --------
Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

     45.  No Offer.  Preparation of this Lease by Lessor or Lessor's agent and
          --------
 submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

     46.  Lender Modification.  Lessee agrees to make such reasonable
          -------------------
modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project so long as such modifications do not increase Lessee's obligations under this Lease.

     47.  Multiple Partners.  If more than one person or entity is named as
          -----------------
either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

     48.  Work Letter.  This Lease is supplemented by that certain Work Letter
          -----------
 of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

     49.  Attachments.  Attached hereto are the following documents which
          -----------
constitute a part of this Lease:

          Paragraphs 50-66 shall be made a part hereof as well as Exhibits A, B, C, D & E.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO. THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

            LESSOR                                      LESSEE
SOUTH BAY/LATHAM,                          RAMBUS, INC.,
a California Limited Partnership           a California corporation

________________________________           _________________________________

By: ____________________________           By: _____________________________
    Its ________________________               Its _________________________

By  ____________________________           By  _____________________________
    Its ________________________               Its _________________________

Executed at ____________________           Executed at _____________________
on _____________________________           on ______________________________
Address ________________________           Address _________________________

     50.  The rental schedule shall be as follows:

          Term                        Rent Per Month
          --------------------------------------------
          Months 1-12                $25,769.00
          --------------------------------------------
          Months 13-24               $26,505.00
          --------------------------------------------
          Months 25-36               $27,241.00*
          --------------------------------------------

* If Rambus Inc. were to vacate the Premises at any time during months 25-36, then Lessee's rent shall be reduced from $27,241.00 per month to $25,769 per month for the period of time Rambus Inc. has vacated the Premises.

     51.  Option to Extend.
          ----------------

          a. Provided that Lessee has not committed an uncured Event of Default under this Lease at the time of exercise of this Option, Lessee shall have one (1) option to extend the term of this Lease (the "Option") for a period of two (2) years. Said Option shall be exercised only by written notice delivered to Lessor no later than one hundred eighty (180) days prior to the expiration date of the then existing term of this Lease. In all respects, the terms, covenants and conditions of this Lease shall remain unchanged during the Option Term, except that the Monthly Installment of rent payable during the Option Term, shall be increased in accordance with the provisions of subparagraph 51b below, and except that there shall be no further Option to extend the term of this Lease at the end of the Option term.

          b. The Monthly Installment of rent payable during each Option Tem shall be ninety five percent (95%) of the Fair Market Rental for the Premises as of the first day of each Option Term.

          Notwithstanding the preceding, if the Fair Market Rental of the Premises as of the first day of the Option Term if less than the rental paid during the last month of the original Lease term, Base Rent shall be one hundred percent (100%) of the Fair Market Rental of the Premises as of the first day of the Option Term.

          c. Determination of Fair Market Rental. Promptly following the exercise of the Option, the parties shall meet and endeavor to agree upon the Fair Market Rental of the Premises as of the first day of the Option Term. In determining the Fair Market Rental for the Premises, the Premises shall be compared only to buildings of a similar quality and size and with similar improvements and amenities in the Mountain View area shall be considered. Any alternations made at the expense of Tenant shall not be considered in determining the Fair Market Rental for the Premises. If, within fifteen (15) days after exercise of the Option, the parties cannot agree upon the Fair Market Rental for the Premises as of the first day of the Option Term, the parties shall submit the matter to binding appraisal in accordance with the following procedures.

          d. Appraisal. Within thirty (30) days after the exercise of the Option, the parties shall either (a) jointly appoint an appraiser for this purpose or (b) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed to designated an appraiser unless they have at least five (5) years experience in appraising major commercial properties in the Mountain View area and is a member of a recognized society of real estate appraisers. If, within thirty (30) days after their appointment, the two appraisers reach agreement on the Fair Market Rental for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented thirty (30) days after their appointment, then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty (30) days after the appointment of the third appraiser, a majority of the appraisers agree on the Fair Market Rental of the Premises as of the first day of the Option Term, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser a majority of the appraisers cannot reach agreement on the question presented, then the three appraisers shall submit their independent appraisal to the parties, and the appraisal farthest from the median of the three appraisals shall be disregarded and the mean average of the remaining two appraisals shall be deemed to be the Fair Market Rental of the Premises as of the first day of the Option Term and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expenses of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten
(10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association, or on its failure, refusal or inability to act, may apply for such appointment to the presiding judge of the Superior Court of the Santa Clara County, State of California.

     52.  Right of Second Refusal on Additional Space.
          -------------------------------------------

          a. At any time on or after the Commencement Date of the term of this Lease, as determined under Paragraph 3 hereof, Lessor receives a written offer from a third party to lease any space in the subject building, Lessor shall notify Lessee in writing of the terms on which Lessor is willing to lease the subject premises. To the extent the third party offer does not contain all of the terms or address all of the issues found in standard office lease, the applicable terms and provisions of this Lease shall apply.

          b. Lessee shall have five (5) business days to accept the terms and conditions as written by Lessor and to agree in writing to lease the subject premises. If Lessor has not received a written response to lease the subject premises from Lessee within five (5) business days of Lessee's receipt of an offer from Lessor, then it shall be deemed that Lessee is waiving its right to lease the subject space, and Lessor will be free to lease to any third party, on the same terms and conditions as were originally offered to Lessee, and provided that the transaction with the third party is consummated within no more than sixty (60) days following the initial offer to Lessee. In the event Lessor offers such space on terms other than those originally offered to Lessee and/or a binding Lease is not consummated within sixty (60) days from the date of the initial notice to Lessee, Lessor shall reoffer the subject space to Lessee.

          This "Right of Second Refusal" shall not apply to extensions of leases for tenants who are in occupancy of the building and whose Leases mature before the expiration of the term of this Lease, and is subordinate to any First Rights of Refusal any Lessee's may have on space in the subject building as of the Commencement Date.

     53.  Tenant Improvements.  Lessor shall, at Lessor's cost, construct
          -------------------
certain interior improvements (the "Improvements") in the Premises prior to the commencement of the term of this Lease in accordance with the Approved Plans to be developed as provided in Paragraph A below, subject to the following terms and conditions:

          a. Prior to March 22, 1991, Lessee shall deliver to Lessor its desired floor plan, layout, and general requirements (the "Preliminary Plans") in sufficient detail in order to permit Lessor to prepare working drawings for the interior improvements to be constructed within the Premises. Within fifteen
(15) days following receipt of the Preliminary Plans from Lessee, Lessor shall cause to be prepared and submitted to Lessee, working drawings for the construction of the Improvements. Lessee shall have five (5) days following receipt of such working drawings within which it may accept and approve the working drawings or submit to Lessor a written request for changes. If Lessee does not deliver any requested changes to the working drawings within that period, Lessee shall be deemed to have approved the working drawings as submitted by Lessor. Five (5) days following receipt of Lessee's request for changes, the parties shall agree on final plans and specifications, which approval shall not be unreasonably withheld. Within two (2) days of Lessor and Lessee agreeing upon the final plans and specifications for the Improvements, a representative of each shall sign the same, and when signed, said plans and specifications shall become a part of this Lease as though fully set forth herein (the "Approved Plans"). Promptly following agreement on the Approved Plans and issuance of the required building permits, Lessor shall commence and diligently prosecute to completion the construction of the Improvements in accordance with the Approved Plans.

          b. When the final floor plan and specifications for the subject space have been agreed upon they will be attached as Exhibit A to this Lease. Lessor agrees to improve the subject space in accordance with Exhibit A as so attached.

          c. Lessee shall have no right to order extra work or change orders with respect to the construction of the Improvements without the prior written consent of Lessor which consent shall not be unreasonably withheld or delayed. All extra work or change orders requested by Lessee shall be made in writing and shall be effective and become part of the Approved Plans only when approved in writing by Lessor. In the event a change order requested by Lessee causes an increase in the costs of constructing the Improvements as reasonably determined by Lessor's contractor, Lessee shall pay to Lessor in cash prior to commencement of construction of the change order the reasonable amount of said cost.

          d. All of the initial Improvements whether paid for by the Lessor or Lessee, shall be deemed to be part of the realty and shall be the property of Lessor. All investment tax credits and energy tax credits which are available by reason of the construction of the Improvements shall be divided between Lessor and Lessee in the same proportion as the cost of constructing the Improvements are divided between the Lessor and Lessee.

          e. Lessee shall have no right to enter the Premises during the course of construction without the consent of Lessor, which consent shall not be unreasonably withheld except that Lessee shall have the right to so enter the Premises during construction for the purpose of installing its systems furniture, cabling and other communications networks and any other work which Lessee desires to complete prior to the Commencement Date so long as Lessee does not interfere with Lessor's construction work or timing. Lessee and Lessor shall cooperate with each other in order to coordinate the scheduling of such work by Lessee.

          f. Within five (5) days after Lesse enters into possession of the Premises, Lessee shall walk through and inspect the Improvement with Lessor. After such inspection has been completed, Lessee shall sign Lessor's acceptance agreement in the form attached hereto as "Exhibit E" which shall state that Lessee has fully inspected the Improvements, has found them to be satisfactory, and has found that all Improvements required to be constructed by Lessor pursuant hereto have been completed in accordance with the Approved Plans, all except for punch list items or defects noted in the acceptance agreement form executed by Lessee or items not ascertainable at the time of walk-through. Upon completion of the punch list, Lessor shall commence and diligently prosecute to completion the correction of any defects in construction which Lessor is obligated to construct.

          g. If subsequent to the approval of the Approved Plans improvements which are required for the issuance of a Certificate of Occupancy by the City of Mountain View are determined to have been inadvertently omitted from Exhibit A, then Lessor shall provide said improvements at Lessor's cost.

          Lessor will not be responsible for providing any improvements which are not listed in Exhibit A but which are required for a Certificate of Occupancy if the need for the additional improvements is caused by a change in Rambus' daily operations from that stated in paragraph 1.4 of this Lease.

          h. As used herein, the term "cost of constructing the Improvements" shall include all architectural and engineering fees and costs, building permit fees and taxes and other governmental fees and taxes required for the construction and occupancy of the Improvements, and all of Lessor's contractors' and subcontractors' prices for constructing the Improvements. Lessor's contractor's price for constructing the Improvements shall include the cost of a Job Superintendent plus a fee of eight and one-half percent (8.5%) of all subcontractor prices.

          i. Any improvements or personal property which has been installed or affixed to the building at Lessee's sole cost may be removed by Lessee at the end of its Lease term as long as Lessee repairs any damage to the building or improvements caused by the removal of such improvements.

          j. The Improvements will be constructed in a good and workmanlike manner, in compliance with all regulations and ordinances, and in conformance with the plans and specifications and will be free of defects for a period of at least one year following substantial completion. Lessor will repair any such defects.

     54.  Lease Buyout.  Lessee shall have the right to terminate this Lease
          ------------
 at the beginning of the twenty fifth (25th) month of this Lease term subject to the following requirements.

          a. Lessee must notify Lessor in writing no later than One Hundred Eighty (180) days prior to the expiration of the twenty fourth (24th) month of this Lease term that it elects to terminate this Lease at the beginning of the third (3rd) year of this Lease term.

          b. Lessee must pay to Lessor an early termination fee in the amount of One Hundred Fifty Thousand Dollars ($150,000.00) upon giving written notice of its election to terminate its Lease term early.

     55.  Commencement Date:  Notwithstanding anything to the contrary in the
          -----------------
Lease, if the Commencement Date has not occurred for any reason other than delays caused by Lessee on or before July 1, 1991, then in addition to Lessee's other rights or remedies, at Lessee's election, the date Lessee is otherwise obliged to commence payment of rent shall be delayed by one day for each day that the Commencement Date is delayed beyond July 1, 1991 (i.e. Lessee shall be entitled to one day of free rent for each day of delay).

     56.  Alterations:  Notwithstanding anything to the contrary in the Lease:
          -----------

          A.   Nonstructural. Lessee may construct nonstructural alterations,
               -------------
additions and improvements in the Premises without Lessor's prior approval, if
(i) the cost of such work does not exceed Ten Thousand Dollars ($10,000),
(ii) Lessee complies with all applicable laws and (iii) Lessee obtains all governmental permits required prior to commencing work.

          B.   Lien Waiver.  Lessor shall have no lien or other interest
               -----------
whatsoever in any trade fixtures and personal property of Lessee ("Lessee's Property"), or any portion thereof or interest therein located in the Premises or elsewhere, and Lessor hereby waives all such liens and interests. Within ten
(10) days following Lessee's request, Lessor shall execute documents in form reasonably acceptable to Lessee to evidence Lessor's waiver of any right, title, lien or interest in Lessee's Property located in the Premises.

     57.  Expenses.  Notwithstanding anything to the contrary in the Lease, in
          --------
no event shall Lessee have any obligation to perform or to pay directly, or to reimburse Lessor for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs"):

          A.   Losses Caused By Others:  Costs occasioned by the act, omission
               -----------------------
or violation of Law by Lessor, any other occupant of the Building, or their respective agents, employees or contractors.

          B.   Capital Improvements:  Costs relating to repairs, alterations,
               --------------------
improvements, equipment and tools which would properly be capitalized under generally accepted accounting principles, except to the extent that Lessee's share of such Cost during any twelve-month period of the Lease is equitably determined based on Lessee's usage and amortized over the useful life of the capital item in question.

          C.   Reimbursable Expenses:  Costs for which Lessor has a right of
               ---------------------
reimbursement from others.

          D.   Construction Defects:  Costs to correct any construction defect
               --------------------
in the Premises or the Building or to comply with any CC&R's, underwriter's requirement, regulation, ordinance or law applicable to the Premises or the Building on the Commencement Date.

          E.   Utilities or Services:  Costs (i) arising from the disproportion
               ---------------------
 use of any utility or service supplied by Lessor to any other occupant of the Building, or (ii) associated with utilities and services of a type not provided to Lessee.

          F.   Interior Improvements:  The cost of any renovation, improvement,
               ---------------------
painting or redecorating of any portion of the Building not made available for Lessee's use.

          G.   Leasing Expenses:  Fees, commissions, attorneys' fees, Costs or
               ----------------
other disbursements incurred in connection with negotiations or disputes with any other occupant of the Building and Costs arising from the violation by Lessor or any occupant of the Building (other than Lessee) of the terms and conditions of any lease or other agreement.

          H.   Reserves:  Depreciation, amortization or other expense reserves.
               --------

          I.   Mortgages:  Interest, charges and fees incurred on debt,
               ---------
payments on mortgages and rent under ground leases.

          J.   Concessions and Parking:  Costs incurred in connection with the
               -----------------------
 operation of any parking or commercial concession within the Building.

          K.   Promotion:  Advertising or promotional Costs.
               ---------

          L.   Capital Leases:  Lease payments and Costs for capital machinery
               --------------
and equipment, such as air conditioners, elevators, and the like.

          M.   Art:  Costs of sculptures, fountains, paintings and other art
               ---
objects.

          N.  Insurance:  Insurance Costs for coverage not customarily paid by
              ---------
tenants of similar projects in the vicinity of the Premises, increases in insurance Costs caused by the activities of another occupant of the Building, co-insurance payments, insurance deductibles for all insurance other than earthquake insurance not customarily paid by tenants of similar projects in the vicinity of the Premises and in no event greater than Twenty-Five Thousand Dollars ($25,000) per occurrence, and earthquake insurance deductibles in excess of Twenty-Five Thousand Dollars ($25,000) per occurrence, provided, however, any additional earthquake insurance deductible up to ten percent (10%) of the replacement cost of the Premises shall be amortised over the useful life of the Building and Lessee shall pay such amortization until rent is adjusted to Fair Market Rental.

          O.  Hazardous Materials:  Costs incurred to investigate the presence
              -------------------
of any material which is now or hereinafter regulated by any governmental authority or which poses a hazard to the environment or human life ("Hazardous Material"), Costs to respond to any claim of Hazardous Material contamination or damage, Costs to remove any Hazardous Material from the Building and any judgments or other Costs incurred in connection with any Hazardous Material exposure or releases, except to the extent caused by the use of the Hazardous Material in question by Lessee.

          P.  Management:  Profit or compensation retained by Lessor or its
              ----------
affiliates for management and administration of the Building in excess of the management fee which would be charged by a professional management services for operation of comparable projects in the vicinity.

     58.  Computation of Base Amount: Notwithstanding anything to the contrary
          --------------------------
in the Lease: Lessee shall have no obligation to reimburse Lessor for any Operating Expense during the first year of the Lease term and thereafter, Lessee shall have no obligation to reimburse Lessor for any Operating Expense of a type not also included in Base Year Operating Expense. If the Base Year Operating Expenses are not based on 12 months actual operation of the Building at full capacity, Base Year Operating Expenses shall be adjusted to reflect a fully leased Building.

     59.  Indemnity:  Notwithstanding anything to the contrary in the Lease:
          ---------

          A.   Negligence or Misconduct.  Lessee shall neither release Lessor
               ------------------------
from, nor indemnify Lessor with respect to: (i) the negligence or willful misconduct of Lessor, the other occupants of the Building, or their respective agents, employees, contractors or invitee; or (ii) a breach of Lessor's obligations or representations under this Lease.

          B.   Lessor's Indemnification.  Lessor shall indemnify and hold
               ------------------------
harmless Lessee from all damages, liabilities, claims, judgments, actions, attorneys' fees, consultants' fees, cost and expenses arising from the negligence or willful misconduct of Lessor or its employees, agents, contractors or invitee, or the breach of Lessor's obligations or representations under this Lease.

     60.  Common Areas:  Notwithstanding anything to the contrary in the Lease,
          ------------
if Lessor is permitted to alter any Common Area of the Premises, such alteration shall not unreasonably interfere with Lessee's use of the Premises or Lessee's parking rights unless such alteration is required by law.

Unless required by applicable law, Lessee shall not be required to comply with any new rule or regulation, if the same unreasonably interferes with Lessee's use of the Premises or Lessee's parking rights. Lessor shall in no event oversubscribe parking. Lessor shall provide all bicycle parking reasonably requested by Lessee.

     61.  Approvals:  Unless specifically set forth to the contrary in the
          ---------
Lease, whenever the Lease requires an approval, consent, designation, determination or judgment by either Lessor or Lessee, such approval, consent, designation, determination or judgment (including, without limiting the generality of the foregoing, those required in connection with assignment and subletting) shall not be unreasonably withheld or delayed and in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

     62. Reasonable Expenditures: Notwithstanding anything to the contrary in
         -----------------------
the Lease, any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

     63.  Damage or Destruction:  Notwithstanding anything to the contrary in
          ---------------------
the Lease:

          A.   Uninsured Casualty.  In the case of damage which is not
               ------------------
required to be covered by insurance, Lessor shall not have the right to terminate the Lease if more than twelve (12) months remain on the Lease term (after the exercise of any extension option of Lessee) and (i) if repair or restoration would take fewer than sixty (60) days or would cost less than two percent (2%) of the replacement cost of the Building, or (ii) if Lessee agrees to pay the cost of repair in excess of two percent (2%) of the replacement cost.

          B.   Lessee's Right to Terminate. Lessor shall notify Lessee within
               ---------------------------
thirty (30) days following any damage to or destruction of the Premises (or the Building if such damage or destruction interferes with Lessee's use of the Premises) the length of time Lessor reasonably estimates to be necessary for repair or restoration. Lessee shall have the right to terminate the Lease within fifteen (15) days following receipt of such notice if restoration or repair of the Premises or Building will take more than one hundred eighty (180) days.

          C.   Construction Standard.  If the Lease is not terminated by
               ---------------------
Lessor or Lessee, Lessor shall restore the Building and all tenant improvements installed by Lessor to the condition in which they existed immediately prior to the destructive event.

     64.  Lessor's Entry of Premises: Notwithstanding anything to the contrary
          --------------------------
in the Lease: Lessor and Lessor's agents, except in the case of emergency, shall provide Lessee with twenty-four (24) hours' notice prior to entry of the Premises. Such entry by Lessor and Lessor's agents shall not impair

Lessee's operations more than reasonably necessary. During any such entry, Lessor and Lessor's agents shall at all times be accompanied by Lessee.

     65.  Signs:  Notwithstanding anything to the contrary in the Lease,
          -----
Lessor shall use reasonable efforts to obtain the maximum signage allowed by the City of Mountain View. Subject to Lessor's reasonable approval, Lessee shall be entitled to a monument sign and signage on the exterior of the third floor of the Building if allowed by the City of Mountain View. The cost of such signage shall be allocated between Lessor and Lessee as follows: (i) Lessor shall pay the cost of installing the monument sign and (ii) Lessee shall pay the cost of its lettering on the monument sign and the cost of any permitted signage on the exterior of the third floor of the Building.

     66.  After Hours Use of the Premises: Lessee and its invitees shall have
          -------------------------------
access to the Premises seven days per week and twenty-four hours a day. Lessee shall also have the right to services and utilities at all hours. During non-business hours, Lessee shall pay the cost of HVAC services used by Lessee at Lessor's actual cost but in no event in excess of $25.00/hour for the HVAC service for the entire Premises.

                                   EXHIBIT A

                             STANDARD OFFICE LEASE

                                  FLOOR PLAN


                             Latham Interior Specs


Floors
------

Office Areas:      Carpet 30 oz cut pile direct glue down with 2-1/2" rubber
                   base

Tile Areas:        12"x 12" vinyl composition tile 1/8" thick, "Armstrong"
                   Standard Excelon

Window Coverings:  Mini blinds at exterior windows only

Walls: 5/8" Gypsum board - one layer each side with skip trowel texture and one coat latex paint

Cubicles:          By tenant

Doors: 3% x 7% solid core prefinished B-3 wood veneer with Schlage' Levon lever type hardware

Ceiling: 2x4 T-Bar 15/16" exposed grid at 9'-0" A.F.F. - white with 2x4 lay in square edge acoustical panels - white

Lighting:          2x4 recessed fluorescent light fixtures

Electrical:        (2) 110V outlets and 1 phone jack (ring & string only) at
                   each office, cubicles to be serviced by power poles.
                   Emergency exit signs

Mechanical:        HVAC as required by title 24

Fire Sprinkler:    Recessed sprinkler heads, Space surface mount with white
                   cups to match T-Bar ceiling, surface mount fire extinguishers as required by code

Restrooms
---------

Floors:            2"x2" ceramic tile

Walls: 5/8" Gypsum board 8'0" high with stippled texture and one coat primer and one coat semi-gloss enamel paint

Wainscot:          2"x2" ceramic tile up 4'0" high all walls

Partitions:        Floor mounted with baked enamel finish

Doors: 3% x 7% degree solid core prefinished B-3 with push pull plates to match other door hardware, lever type hardware where required

                                   EXHIBIT B

                           RULES AND REGULATIONS FOR
                             STANDARD OFFICE LEASE

Dated: _____________________

By and Between South Bay/Latham and Rambus Inc.


                                 GENERAL RULES

     1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

     2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

     3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

     4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

     5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

     6. Lessee shall not alter any lock or install new or additional locks or bolts.

     7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

     8. Lessee shall not deface the walls, partitions or other surfaces of the premises or Office Building Project.

     9. Lessee shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

     10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

     11.  [DELETED]

     12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 7 P.M. and 7 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

     13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

     14.  [DELETED]

     15.  No Lessee, employee or invitee shall go upon the roof of the Building.

     16.  [DELETED]

     17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

     18.  [DELETED]

     19.  [DELETED]

     20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

     21. Lessee reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee.

     22. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

     23. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.


                                 PARKING RULES

     1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

     2.   [DELETED]

     3.   [DELETED]

     4.   [DELETED]

     5. Lessor reserves the right and to reasonably allocate them between compact and standard size spaces, as long as the same complies with applicable laws, ordinances and regulations.

     6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

     7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

     8.   [DELETED]

     9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.

     10. Lessee shall be responsible for seeing that all of its employees, agents and invitees comply with the applicable parking rules, regulations, laws and agreements.

     11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

     12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                                  EXHIBIT "C"
                                  -----------

                          LEASE ESTOPPEL CERTIFICATE

Landlord: SOUTH BAY/LATHAM, a California general partnership

Tenant:   ___________________________

          ___________________________

Premises: ___________________________

          ___________________________

Area:     ___________________  Lease Date: _________________


The undersigned Lessor and Lessee of the above-referenced lease (the "Lease") hereby ratify the Lease and certify to Lender as mortgagee of the Real Property of which the premises demised under the Lease (the "Premises") is a part, as of the date set forth at the end hereof by the respective parties and based on the actual knowledge of each party, as follows:

     1. That the term of the Lease commenced on ____________________ and shall expire on ___________________, and the Lessee is in full and complete possession of the Premises and has commenced full occupancy and use of the Premises, such possession having been delivered by the original Lessor and having been accepted by Lessee.

     2. Beginning on ____________________, monthly rent installments of ________________ shall commence to accrue and shall be due and payable in advance on the first day of every month beginning on such date and continuing throughout the remainder of the lease term.

     3. That no advance rental or other payment has been made in connection with the Lease, there is no "free rent" or other connection under the Lease except as described in Paragraph 2 and any sums due under the Lease have been paid to and including __________________________.

     4. That a security deposit in the amount of ____________________ is being held by Lessor.

     5. That all obligations and conditions under said Lease to be performed to date by Lessor or Lessee have been satisfied, free of defenses and set-offs including all construction work in the Premises.

     6. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of the Lessor or the Lessee in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said Lease has not been amended, modified, supplemented, extended, renewed or assigned in any way.

     7. That Lessor has not rebated, reduced or waived any amounts due from Lessee under the Lease, either orally or in writing, nor has Lessor provided financing for, made loans or advances to, or invested in, the business of Lessee.

     8. That, to the best of Lessee's knowledge, there is no apparent or likely contamination of the Real Property of the Premises by Hazardous Materials, and Lessee does not use, nor has Lessee disposed of, Hazardous Materials in violation of Environmental Laws on the Real Property or the Premises.

     9. That there are no actions, voluntary or involuntary, pending against the Lessee under the bankruptcy laws of the United States or any state thereof.

     10. That this certification is made knowing that Lender is relying upon the representations herein made.

LESSEE:   RAMBUS INC., a California corporation


By: ____________________________        Date: ____________________

Name: __________________________

Its: ___________________________


By: ____________________________        Date: ____________________

Name: __________________________

Its: ___________________________

LANDLORD: SOUTH BAY/LATHAM, a California limited partnership

By: ____________________________        Date: ____________________
         James D. Mair

Its: Managing General Partner

                                  EXHIBIT "D"
                                  -----------

     Following is a list of any hazardous materials or toxic substances which Lessee shall be storing in or outside of Premises or utilizing in its business including quantities and concentrations thereof. It is understood that it is Lessee's responsibility to contact the City Fire Department and adhere to its rules and regulations regarding storage and use of said substance.

                                     LIST
                                     ----

     If none, please write NONE and sign.


     NONE






TENANT:

RAMBUS INC., a California Corporation

_____________________________________

_____________________________________

Dated:  3/22/91

                                  EXHIBIT "E"

Date: ________________________

To:   ________________________

Re:   Premises located at _________________________________________ THE
      UNDERSIGNED, as Lessee under that certain Lease Agreement made effective on ______________, 199__, between the undersigned and __________________,
      Lessor, hereby certifies that the following is true:

     a. Subject to Paragraph 53(j) of the Lease, all work of improvement required to be constructed and completed by Lessor has been satisfactorily completed and such work and the Premises are accepted in their existing condition as satisfactory and in full compliance with all requirements under the Lease, all except for completion or correction of items shown on the attached "punch list."

     b.   The undersigned is in full and complete possession of the Premises.

     c. The "Commencement Date," as defined in the Lease is ______________, 19___, and the initial term of the Lease will expire on ______________, 19___, unless sooner terminated as provided in the Lease.

     d. The Lease is in full force and effect and has not been amended, modified or superseded.

     e. The undersigned has received no notice of any sale, transfer, pledge, or assignment of the Lease or of the rentals by Lessor.

     f. The undersigned has not advanced any amount to or on behalf of Lessor under the Lease, for which advance the undersigned has not been reimbursed.

     g. The undersigned holds no claim against Lessor which might be set-off against accruing rent.

By: ___________________________

Title: ________________________

Date: _________________________

By: ___________________________

Title: ________________________

Date: _________________________

                           FIRST AMENDMENT TO LEASE

     This Amendment is made as of January 12, 1994 pursuant to the Lease made as of the 10th day of March 1991 by and between South Bay/Latham, a California limited partnership (hereinafter referred to as "Lessor"), and Rambus Inc., a California corporation (hereinafter referred to as "Lessee"). The Premises are known as 2465 Latham Street, Suite 300, Mountain View, California.

     Lessor and Lessee hereby agree to change the terms and conditions of this Lease as follows:

     1) The Term of the Lease shall be extended for an additional two (2) years and will mature on June 30, 1996.

     2) The Base Monthly Rent for the period beginning July 1, 1994 and ending June 30, 1996 shall be Twenty Seven Thousand Two Hundred Forty-One and 25/100 Dollars ($27,241.25) per month.

     3) Tenant shall have one, two year option to extend its Lease Term as per paragraph 51 of the Lease. This option must be exercised on or before December 31, 1995. There shall be no further Option to extend the term of this Lease at the end of the Option term.

     4)   Paragraphs 53, 54 and 55 shall be deleted in its entirety.

     5) All other terms and conditions shall remain unamended and in full force and effect.


SOUTH BAY/LATHAM, a California          RAMBUS INC., a California corporation
limited partnership

By: __________________________          By: _____________________________

Its: _________________________          Its: ____________________________

Dated: _______________________          Dated: __________________________

                           SECOND AMENDMENT TO LEASE

     This Second Amendment is made as of December 1, 1994 pursuant to the Lease dated March 30, 1991 (for referenced purposes only) and First Amendment dated January 12, 1994, (collectively referred to as the "Lease"), between South Bay/Latham, a California limited partnership (hereinafter referred to as "Lessor") and Rambus Inc., a California corporation (hereinafter referred to as "Lessee") for Premises located at 2465 Latham Street, Mountain View, California.

     Lessor and Lessee hereby agree to change the terms and conditions of the Lease as follows:

     1) The Premises shall be expanded to include the second floor of the Building for a total of 31,438 square feet, effective upon full execution of this Second Amendment and removal of the contingencies herein.

     2) The Term shall be extended for ten (10) years, commencing March 1, 1995.

     3) Paragraph 1.10 shall be revised to reflect Lessee's Share of Operating Expense Increase shall be 74.1% effective March 1, 1995. "Base Year" as defined in Paragraph 4.2(b) of the Lease shall remain the same.

     4)   Paragraph 2.2 shall be revised to reflect that effective
January 1, 1995, Lessee shall be entitled to 105 non-exclusive parking spaces.

     5)   Base Rent Schedule of the extended Term shall be:

          3/l/95  -  12/31/95     $54,163/mo. F.S.
          1/l/96  -   2/28/97     $51,873/mo. F.S.
          3/l/97  -   2/28/99     $55,017/mo. F.S.
          3/l/99  -   2/28/01     $58,160/mo. F.S.
          3/1/01  -   2/28/03     $61,304/mo. F.S.
          3/l/03  -   2/28/05     $64,448/mo. F.S.

     6) Upon removal of the contingencies herein, Lessee shall pay Lessor the sum of $25,368.00 to increase its Security Deposit from $26,505.00 to $51,873.00.

     7) Paragraph 12 of General Rules (Exhibit "B"), shall be eliminated, and Paragraph 66 of the Lease shall be revised to read:

          After Hours Use of the Premises:  Lessee and its invitees shall have
          -------------------------------
          access to the Premises seven days per week and twenty-four hours a day. Lessee shall also have the right to services and utilities at all hours. During non-business hours (7:00 p.m. to 7:00 a.m.) and Saturdays and Sundays, Lessee shall pay the cost of all HVAC services and PG&E costs used by Lessee at Lessor's actual cost.

     8) Lessee accepts the Premises in an "as-is" condition. Lessor shall provide Lessee with a $5,000.00 tenant improvement allowance upon Lessee's completion of its tenant improvements and final inspections/approvals by the City of Mountain View. Such improvements to be constructed pursuant to Paragraph 7.3 of the Lease.

     9)   Option to Extend:

          Lessee is hereby granted one (1) option to extend the term of this Lease for one (1), five (5) year period (the "Option Term"), such extension to be on the same terms and conditions as the initial term except for the Base Rent, which shall be determined as provided below. It shall be a condition precedent to the exercise of the option that Lessee shall not be in default under this Lease at the time it exercises the option.
          If Lessee elects to exercise the option, Lessee shall exercise said option only by written notice, delivered to Lessor at least one hundred eighty (180) days prior to the expiration of the Extended Term of this lease. There shall be no further options to extend the term of this Lease at the end of the Option Term.

          The monthly installment of rent payable during the Option Term shall be the Fair Market Rental for the Premises as of the first day of the First Option Term.

          Promptly following the exercise of the Option, the parties shall meet and endeavor to agree upon the Fair Market Rental for the Premises. The Premises shall be compared only to buildings in the Mountain
          View area of a similar quality and size. If, within thirty (30) days after the exercise of the Option, the parties cannot agree upon the Fair Market Rental for the Premises as of the first day of the Option Term, the parties shall submit the matter to binding appraisal in accordance with the following procedures:

          Within sixty (60) days after exercise of the Option, the parties shall either (1) jointly appoint an appraiser for this purpose or (b) failing this joint action, separately designate a disinterested appraiser. No person shall be appointed or designated an appraiser unless they have at least five (5) years experience in appraising major commercial properties in Santa Clara County and is a member of a recognized society of real estate appraisers. If, within thirty (30) days after their appointment, the two appraisers reach agreement of the Fair Market Rental for the Premises as of the first day of the Option Term in question, that value shall be binding and conclusive upon the parties. If the two appraisers thus appointed cannot reach agreement on the question presented within thirty (30) days after their appointment then the appraisers thus appointed shall appoint a third disinterested appraiser having like qualifications. If within thirty (30) days after the appointment of the third appraiser, a majority of the appraisers agree on the Fair Market Rental of the Premises as of the first day of Option Term, that value shall be binding and conclusive upon the parties. If within thirty (30) days after the appointment of the third appraiser, a majority of the appraisers cannot reach agreement on the question presented, then the three appraisers shall each submit their independent appraisal to the parties, and the appraisal farthest from the median of the three appraisals shall be disregarded and the average of the remaining two appraisals shall be deemed to be the Fair Market Rental for the Premises as of the first day of the Option Term and shall be binding and conclusive upon the parties. Each party shall pay the fees and expenses of the appraiser appointed by it and shall share equally the fees and expense of the third appraiser. If the two appraisers appointed by the parties cannot agree on the appointment of the third appraiser, they or either of them shall give notice of such failure to agree to the parties and if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties give such notice, then either of the parties, upon notice to the other party, may request such appointment by the American Arbitration Association, or on its failure, refusal or inability to act, may apply such appointment to the presiding judge of the Superior Court of the County of Santa Clara County, State of California.

     10)  Paragraph 52 of the Lease shall be deleted in its entirety.

     11)  First Right to Lease:

          In the event this lease is still in full force and effect and provided Lessee is not in default under the terms and conditions of said Lease, Lessor hereby grants to Lessee a First Right to Lease ("First Right") to lease the entire first floor, consisting of approximately 10,994 square feet (the "First Floor Space"). Within five (5) business days after receiving notification from Lessor that the First Floor Space is available for lease, Lessee may respond by delivering written notice to Lessor of Lessee's proposed terms and conditions for the lease of the First Floor space. If Lessor and Lessee fail to agree upon such terms and conditions within five (5) business days after Lessor's receipt of said notice, or should Lessee not deliver and Lessor not receive said notice, it will be deemed by both parties that Lessee forgoes its First Right to Lease at that time.

          Lessee shall be offered a First Right anytime during the Term that Lessor is offering the First Floor Space for lease.

          In addition to the above, Lessor shall use its best effects to notify Lessee when it is entering lease negotiations with a prospective lessee for the First Floor Space, and Lessee may at any time submit to Lessor, for its consideration, an offer to lease same.

     12) Lessor shall at Lessor's sole cost, shall install a lobby sign to read "Rambus Inc. - 2nd Floor," and shall install "Rambus, Inc." on top of monument sign.

Contingencies:
-------------


Nondisturbance Agreement:
------------------------

     Tenant's obligations hereunder and the effectiveness of this Amendment shall be conditioned upon Landlord obtaining from the holder(s) of any deed(s) of trust or mortgage currently encumbering the Property, concurrently with Landlord's execution and delivery of this Amendment, a subordination, nondisturbance and attornment agreement executed by Landlord and such holder in form and substance acceptable to Tenant. The Lease shall remain superior to any new mortgage or deed of trust unless and until the new mortgagee or deed of trust holder executes a subordination, non-disturbance and attornment agreement in substantially the same form or other form required by any refinancing lender.

Lease Amendment:
---------------

     This lease is contingent upon Lessor and General Magic entering into an amendment to their lease, reducing General Magic's premises to Suite 100 only.

SOUTH BAY/LATHAM,                          RAMBUS INC.,
a California limited partnership           a California corporation


By: ____________________________           By: ________________________________

Its:  General Partner                      Its:  V.P.

Dated:  1/4/95                             Dated:  1/4/95

                           THIRD AMENDMENT TO LEASE

     This Third Amendment to that certain Lease dated March 10, 1991 and later amended by First Amendment dated January 12, 1994 and Second Amendment dated December 1, 1994, by and between SOUTH BAY/LATHAM, a California limited partnership ("Lessor"), and RAMBUS, INC., a California corporation ("Lessee"), for Premises located at 2465 Latham Street, Mountain View, California 94040, whereby both Lessee and Lessor agree, effective March 23, 1995, as follows:

     1. Lessee has requested the right to install a 5 Ton Carrier Chiller Unit ("Chiller Unit") on the roof of the Premises.

     2. Lessor and Lessee have agreed to amend the Lease to provide for such 5 Ton Carrier Chiller Unit in accordance with the terms and conditions of this Amendment.

     3. Unless otherwise indicated, all capitalized terms shall have the meaning set forth in the Lease.

     4. Lessor hereby grants to Lessee for the term of the Lease, as it may be extended, the right, at Lessee's cost, to install, maintain, operate, replace, repair and remove (collectively "Construct" or the "Construction") together with all cable, wiring, conduits and related equipment, (collectively, Chiller Unit), on the roof ("Roof") of the Premises.

     5. Lessee agrees to indemnify and hold Lessor harmless from any claim resulting from property damage or personal injury arising in connection with the Construction and not covered by the insurance required to be carried by Lessee under the Lease. Lessee agrees to carry insurance to cover such liability and property damage. In no event, however, shall Lessee be liable for consequential damages or for any damage to the Roof or Premises or injury caused by any person or entity other than Lessee, its agents, employees or contractors.

     6. Lessee is obligated to pay to Lessor all the utility costs to operate the Chiller Unit. Lessee to pay the costs (NTE $400.00) to hook the Chiller Unit up to the monitoring equipment so usage can be billed at actual cost.

     7. Lessor shall allow Lessee, at Lessee's cost, to hook up the Chiller Unit to the Premises' electrical system.

     8. All roof penetrations to be sealed by Royal Roofing in accordance with Lessor's specifications and Lessee shall be responsible for any damage caused to the Roof now and in the future as a result of the installation of the "Chiller Unit."

     9. The Chiller Unit shall be the property of the Lessor and remain upon and be surrendered with the Premises at the expiration or earlier termination of the Lease.

     10. Lessee shall repair any damage caused to the Roof in connection with any such necessary moving or removal of the Chiller Unit.

     11. Lessee and its agents, employees and contractors shall have reasonable access to the Roof to carry out the Construction.

     12. Except as otherwise provided herein, the Lease shall remain in full force and effect.

     The parties hereto have entered into this Amendment effective as of the date first above written.


LESSOR:                                 LESSEE:

SOUTH BAY/LATHAM,                       RAMBUS, INC.,
a California limited partnership        a California corporation


By: ____________________________        By: ________________________________
          James E. Mair

Its: General Partner                    Its: V.P.

Date:  3/27/95                          Dated: 3/27/95

                                      -3-